Exhibit 99.2

Pilgrim’s Pride Corporation

Net Sales by Primary Market Line

for Fiscal Years ended:

The following table sets forth, for the annual periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

			Fiscal Years ended
	Sept 27, 2003	Sept 28, 2002	Sept 29, 2001 (a)	Sept 30, 2000	Oct 2, 1999 (b)	Sept 28, 1998	Sept 27, 1997	Sept 28, 1996
	(in thousands)
Chicken Sales:
United States
Prepared Foods:(c)
Foodservice	$731,331	$659,856	$632,075	$589,395	$527,732	$418,160	$348,961	$305,250
Retail	163,018	158,299	103,202	47,655	28,079	46,335	42,289	43,442

Total Prepared Foods	894,349	818,155	735,277	637,050	555,811	464,495	391,250	348,692

Fresh Chicken:
Foodservice	474,251	448,376	387,624	202,192	205,968	220,804	259,349	225,252
Retail	257,911	258,424	224,693	148,977	163,387	162,283	153,554	141,876

Total Fresh Chicken	732,162	706,800	612,317	351,169	369,355	383,087	412,903	367,128

Export and Other
Prepared Foods	26,714	30,528	18,912	4,595	1,030	2,301
Chicken-Other	85,087	93,575	105,834	57,573	37,300	64,469

Total Export and Other (c)	111,801	124,103	124,746	62,168	38,330	66,770	56,784	60,739

Total U.S. Chicken	1,738,312	1,649,058	1,472,340	1,050,387	963,496	914,352	860,937	776,559

Mexico:(d)	349,305	323,769	303,433	285,605	233,074	249,104	274,997	228,129

Total Chicken Sales	2,087,617	1,972,827	1,775,773	1,335,992	1,196,570	1,163,456	1,135,934	1,004,688

Total Prepared Foods	921,063	848,683	754,189	641,645	556,841	466,796	391,250	348,692

Turkey Sales:
Prepared Foods:(e)
Foodservice	89,957	134,651	88,012	—	—	—	—	—
Retail	29,141	54,638	48,681	—	—	—	—	—

Total Prepared Foods	119,098	189,289	136,693	—	—	—	—	—

Fresh Turkey:
Foodservice	48,448	36,119	18,618	—	—	—	—	—
Retail	125,411	107,582	71,647	—	—	—	—	—

Total Fresh Turkey	173,859	143,701	90,265	—	—	—	—	—

Export and Other
Prepared Foods	2,128	2,858	2,434
Turkey-Other	10,593	12,270	9,443

Total Export and Other (e)	12,721	15,128	11,877	—	—	—	—	—

Total Turkey Sales	305,678	348,118	238,835	—	—	—	—	—

Total Prepared Foods	121,226	192,147	139,127

Sales of Other Products
U.S.	207,284	193,691	179,859	141,690	139,407	139,106
Mexico (d)	18,766	19,082	20,245	21,757	21,426	28,983

Total Sale of Other Products	226,050	212,773	200,104	163,447	160,833	168,089	141,715	134,622

Total Net Sales	$2,619,345	$2,533,718	$2,214,712	$1,499,439	$1,357,403	$1,331,545	$1,277,649	$1,139,310

(a)        The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b) Fiscal 1999 had 53 weeks.

(c) Certain items previously classified under U.S. prepared foods and U.S. fresh chicken were reclassified into the U.S. export and other and other categories.

Amounts reclassified by year were:		$18.62 Million	$10.8 Million	$4.7 Million	$1.1 Million	$2.3 Million

(d) Certain item previously classified under Mexico chicken have been reclassified under sale of othe products-Mexico.

Amounts reclassified by year were:		$123	$37	$534	$457	$169

(e) In fiscal 2002, $2.1 million of certain items previously classified under U.S. prepared foods and U.S. fresh turkey were reclassified into the U.S. export and other categories.

Pilgrim’s Pride Corporation

Net Sales by Primary Market Line

for Fiscal Years ended:

	Sept 27, 2003	Sept 28, 2002 (a)	Sept 29, 2001 (a)	Sept 30, 2000	Oct 2, 1999 (b)	Sept 28, 1998	Sept 27, 1997	Sept 28, 1996
	(in thousands)
U.S. Chicken Sales:
Prepared Foods:(c)
Foodservice	42.1%	39.9%	42.9%	56.2%	54.7%	45.7%	40.5%	39.3%
Retail	9.4%	9.6%	7.0%	4.5%	2.9%	5.1%	4.9%	5.6%

Total Prepared Foods	51.5%	49.5%	49.9%	60.7%	57.6%	50.8%	45.4%	44.9%

Fresh Chicken:
Foodservice	27.3%	27.2%	26.3%	19.2%	21.4%	24.1%	30.1%	29.0%
Retail	14.8%	15.7%	15.3%	14.2%	17.0%	17.7%	17.9%	18.3%

Total Fresh Chicken	42.1%	42.9%	41.6%	33.4%	38.4%	41.8%	48.0%	47.3%

Export and Other
Prepared Foods	1.5%	1.9%	1.3%	0.4%	0.1%	0.3%
Fresh	4.9%	5.7%	7.2%	5.5%	3.9%	7.1%

Total Export and Other ©	6.4%	7.6%	8.5%	5.9%	4.0%	7.4%	6.6%	7.8%

Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Prepared Foods	53.0%	51.4%	51.2%	61.1%	57.7%	51.1%	45.4%	44.9%

U.S. Turkey Sales:
Prepared Foods:(d)
Foodservice	29.5%	38.7%	36.8%	—	—	—	—	—
Retail	9.5%	15.7%	20.4%	—	—	—	—	—

Total Prepared Foods	39.0%	54.4%	57.2%	—	—	—	—	—

Fresh Turkey:
Foodservice	15.8%	10.4%	7.8%	—	—	—	—	—
Retail	41.0%	30.9%	30.0%	—	—	—	—	—

Total Fresh Turkey	56.8%	41.3%	37.8%	—	—	—	—	—

Export and Other
Prepared Foods	0.7%	0.8%	1.0%
Fresh	3.5%	3.5%	4.0%

Total Export and Other (d)	4.2%	4.3%	5.0%	—	—	—	—	—

Total Fresh Turkey	100.0%	100.0%	100.0%	—	—	—	—	—

Prepared Foods	39.7%	55.2%	58.2%

(a)        The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b) Fiscal 1999 had 53 weeks.

(c) Certain items previously classified under U.S. prepared foods and U.S. fresh chicken were reclassified into the U.S. export and other and other categories.

Amounts reclassified by year were:		$18.6 Million	$10.8 Million	$4.7 Million	$1.1 Million	$2.3 Million

(d) In fiscal 2002, $2.1 million of certain items previously classified under U.S. prepared foods and U.S. fresh turkey were reclassified into the U.S. export and other categories

Net Sales by Primary Market Line

for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

	Fiscal Quarters ended
	Sept 27,	June 28,	Mar 29,	Dec 28,	Sept 28,	June 29,	Mar 30	Dec 29	Sept 29,	June 30,	Mar 31,	Dec 30,	Sept 30,	July 1,	April 1,	Jan 1,
	2003	2003	2003	2002	2002	2002	2002	2001	2001	2001	2001 (a)	2000	2000	2000	2000	2000
Chicken Sales:
United States
Prepared Foods:
Foodservice	$200,989	$175,493	$184,802	$170,048	$170,700	$171,568	$161,171	$156,417	$166,891	$156,859	$160,349	$147,975	$145,294	$165,577	$139,859	$138,665
Retail	$43,048	$43,343	$41,202	$35,425	$41,357	$44,438	$37,691	$34,813	$32,204	$30,350	$26,029	$14,618	$16,661	$8,874	$10,698	$11,422

Total Prepared Foods	$244,037	$218,835	$226,004	$205,473	$212,057	$216,006	$198,862	$191,230	$199,095	$187,209	$186,378	$162,593	$161,955	$174,451	$150,557	$150,087

Fresh Chicken:
Foodservice	$140,962	$124,290	$107,250	$101,749	$109,058	$115,080	$107,795	$116,444	$121,700	$165,413	$62,047	$38,464	$46,205	$54,691	$51,951	$49,345
Retail	$68,975	$63,863	$65,405	$59,668	$68,505	$68,619	$63,113	$58,187	$65,925	$43,974	$78,608	$36,187	$37,673	$39,758	$37,021	$34,525

Total Fresh Chicken	$209,937	$188,153	$172,655	$161,417	$177,563	$183,699	$170,907	$174,632	$187,625	$209,386	$140,655	$74,651	$83,878	$94,449	$88,972	$83,870

Export and Other
Prepared Foods	$7,191	$7,816	$6,494	$5,213	$7,905	$7,839	$7,360	$7,423	$6,290	$6,450	$4,793	$1,379	$1,466	$1,378	$1,050	$701
Chicken-Other	$28,771	$21,043	$17,341	$17,931	$19,861	$19,782	$21,479	$32,453	$34,179	$19,939	$24,514	$27,203	$16,250	$12,695	$13,108	$15,519

Total Export and Other	$35,962	$28,859	$23,835	$23,145	$27,767	$27,621	$28,839	$39,877	$40,469	$26,389	$29,307	$28,582	$17,716	$14,073	$14,158	$16,221

Total U.S. Chicken	$489,937	$435,847	$422,493	$390,035	$417,387	$427,325	$398,609	$405,738	$427,189	$422,984	$356,340	$265,826	$263,549	$282,973	$253,687	$250,178

Mexico:(b)	$82,366	$88,601	$90,247	$88,091	$81,260	$80,308	$75,674	$86,528	$76,055	$84,078	$70,447	$72,853	$73,176	$75,686	$71,804	$64,939
Total Chicken Sales	$572,303	$524,448	$512,740	$478,126	$498,647	$507,632	$474,282	$492,266	$503,244	$507,063	$426,787	$338,679	$336,725	$358,659	$325,491	$315,117

Total Prepared Foods	251,228	226,651	232,498	210,686	219,963	223,845	206,222	$198,653	$205,385	$193,659	$191,172	$163,972	$163,421	$175,829	$151,607	$150,788

Turkey Sales:
Prepared Foods:
Foodservice	$23,001	$18,658	$24,100	$24,198	$29,729	$29,732	$34,082	$41,109	$30,915	$38,535	$18,561	—	—	—	—	—
Retail	$9,280	$8,455	$6,394	$5,013	$14,284	$14,723	$11,803	$13,829	$18,235	$15,970	$14,477	—	—	—	—	—

Total Prepared Foods	$32,280	$27,112	$30,495	$29,211	$44,013	$44,454	$45,884	$54,938	$49,150	$54,504	$33,038	—	—	—	—	—

Fresh Turkey:
Foodservice	$10,222	$12,114	$13,545	$12,568	$9,797	$5,561	$7,970	$12,792	$6,911	$6,141	$5,567	—	—	—	—	—
Retail	$30,510	$29,993	$15,507	$49,401	$25,402	$23,585	$15,498	$43,097	$27,898	$22,947	$20,802	—	—	—	—	—

Total Fresh Turkey	$40,732	$42,107	$29,052	$61,969	$35,199	$29,146	$23,468	$55,888	$34,809	$29,088	$26,369	—	—	—	—	—

Export and Other												—	—	—	—	—
Prepared Foods	$565	$293	$486	$785	$711	$473	$564	$1,110	$851	$941	$641	—	—	—	—	—
Turkey-Other	$3,026	$2,777	$2,376	$2,414	$2,910	$2,582	$2,310	$4,468	$3,805	$2,846	$2,792	—	—	—	—	—

Total Export and Other	$3,590	$3,070	$2,862	$3,199	$3,621	$3,055	$2,874	$5,578	$4,656	$3,788	$3,433	—	—	—	—	—

Total Turkey Sales	$76,603	$72,289	$62,408	$94,379	$82,833	$76,656	$72,226	$116,404	$88,615	$87,380	$62,840	—	—	—	—	—

Total Prepared Foods	$32,845	$27,405	$30,981	$29,995	$44,724	$44,927	$46,448	$56,048	$50,001	$55,446	$33,679	—	—
Sale of Other Products
U.S.	$56,141	$49,819	$52,801	$48,523	$52,846	$48,330	$49,543	$42,972	$45,843	$45,719	$46,569	$41,725	$36,706	$27,940	$42,843	$34,201
Mexico (b)	$4,424	$5,321	$2,644	$6,377	$5,494	$4,498	$4,702	$4,388	$3,548	$5,674	$5,397	$5,627	$5,945	$5,380	$4,926	$5,507

Total Other Products	$60,565	$55,140	$55,445	$54,900	$58,340	$52,828	$54,245	$47,360	$49,391	$51,393	$51,966	$47,353	$42,650	$33,320	$47,769	$39,708

Total Net Sales	$709,471	$651,877	$630,592	$627,405	$639,819	$637,116	$600,753	$656,030	$641,249	$645,836	$541,593	$386,032	$379,375	$391,979	$373,260	$354,825

(a)        The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b) Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.

Amounts reclassified by quarter were:				$—	$123	$—	$—	$—	$7	$11	$10	$10	$146	$132	$121	$135

					Fiscal Quarters ended
	Sept 27, 2003	June 28, 2003	Mar 29, 2003	Dec 28, 2002	Sept 28, 2002	June 29, 2002	Mar 30, 2002	Dec 29, 2001	Sept 29, 2001	June 30, 2001	Mar 31, 2001 (a)	Dec 30, 2000	Sept 30, 2000	July 1, 2000	April 1, 2000	Jan 1, 2000
Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	40.9%	40.3%	43.7%	43.6%	40.9%	40.1%	40.4%	38.6%	39.1%	37.1%	45.0%	55.7%	55.1%	58.5%	55.1%	55.4%
Retail	8.8%	9.9%	9.8%	9.1%	9.9%	10.4%	9.5%	8.6%	7.5%	7.2%	7.3%	5.5%	6.3%	3.1%	4.2%	4.6%

Total Prepared Foods	49.7%	50.2%	53.5%	52.7%	50.8%	50.5%	49.9%	47.1%	46.6%	44.3%	52.3%	61.2%	61.5%	61.6%	59.3%	60.0%

Fresh Chicken:
Foodservice	28.8%	28.5%	25.4%	26.1%	26.1%	26.9%	27.0%	28.7%	28.5%	39.1%	17.4%	14.5%	17.5%	19.3%	20.5%	19.7%
Retail	14.1%	14.7%	15.5%	15.3%	16.4%	16.1%	15.8%	14.3%	15.4%	10.4%	22.1%	13.6%	14.3%	14.1%	14.6%	13.8%

Total Fresh Chicken	42.9%	43.2%	40.9%	41.4%	42.5%	43.0%	42.9%	43.0%	43.9%	49.5%	39.5%	28.1%	31.8%	33.4%	35.1%	33.5%
Export and Other
Prepared Foods	1.5%	1.8%	1.5%	1.3%	1.9%	1.8%	1.8%	1.8%	1.5%	1.5%	1.3%	0.5%	0.6%	0.5%	0.4%	0.3%
Chicken-Other	5.9%	4.8%	4.1%	4.6%	4.8%	4.6%	5.4%	8.0%	8.0%	4.7%	6.9%	10.2%	6.2%	4.5%	5.2%	6.2%

Total Export and Other	7.4%	6.6%	5.6%	5.9%	6.7%	6.5%	7.2%	9.8%	9.5%	6.2%	8.2%	10.8%	6.7%	5.0%	5.6%	6.5%
Total U.S. Chicken	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	30.2%	25.8%	38.6%	25.6%	35.9%	38.8%	47.2%	35.3%	34.9%	44.1%	29.5%	—	—	—	—	—
Retail	12.1%	11.7%	10.2%	5.3%	17.2%	19.2%	16.3%	11.9%	20.6%	18.3%	23.0%	—	—	—	—	—

Total Prepared Foods	42.3%	37.5%	48.9%	31.0%	53.1%	58.0%	63.5%	47.2%	55.5%	62.4%	52.6%	—	—	—	—	—

Fresh Turkey:
Foodservice	13.3%	16.8%	21.7%	13.3%	11.8%	7.3%	11.0%	11.0%	7.8%	7.0%	8.9%	—	—	—	—	—
Retail	39.8%	41.5%	24.8%	52.3%	30.7%	30.8%	21.5%	37.0%	31.5%	26.3%	33.1%	—	—	—	—	—

Total Fresh Turkey	53.1%	58.2%	46.6%	65.7%	42.5%	38.0%	32.5%	48.0%	39.3%	33.3%	42.0%	—	—	—	—	—
Export and Other
Prepared Foods	0.7%	0.4%	0.8%	0.8%	0.9%	0.6%	0.8%	1.0%	1.0%	1.1%	1.0%	—	—	—	—	—
Turkey-Other	3.9%	3.8%	3.8%	2.6%	3.5%	3.4%	3.2%	3.8%	4.3%	3.3%	4.4%	—	—	—	—	—

Total Export and Other	4.6%	4.2%	4.6%	3.4%	4.4%	4.0%	4.0%	4.8%	5.3%	4.3%	5.5%	—	—	—	—	—
Total U.S. Turkey	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	—	—	—	—	—

(a)        The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

Pilgrim’s Pride Corporation

Selected Financial Data

for quarters ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

							Quarters ended
	09/27/03	06/28/03	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01	09/29/01	06/30/01	03/31/01(a)	12/30/00	09/30/00	07/01/00
	(in thousands except per share data)
Income Statement Data:										*	*	*		*
Net sales	$709,471	$651,877	$630,592	$627,405	$639,819	$637,116	$600,753	$656,030	$641,251	$645,836	$541,593	$386,032	$379,375	$391,979
Non-recurring recoveries	(10,477)	(10,302)	(11,324)	(14,387)	(65)	(691)	—	—	—	—	—	—	—	—
Gross margin	59,864	61,247	36,996	42,386	31,670	47,000	28,631	57,865	61,943	75,625	29,216	47,166	39,657	46,665
Selling, general and administrative expenses	34,142	35,107	35,576	32,045	35,069	32,654	33,003	34,535	30,826	30,139	34,488	23,955	24,022	20,316
Operating income (loss)	25,722	26,140	1,409	10,341	(3,100)	14,045	(4,371)	23,330	31,117	45,486	(5,272)	23,211	15,635	26,349
Interest expense, net	9,146	9,417	9,942	9,476	7,137	9,031	7,261	8,573	9,536	10,014	7,085	4,140	4,210	4,967
Miscellaneous, net	(351)	(8,124)	(29,896)	(1,766)	(2,580)	(3,378)	873	(387)	(997)	1,751	(281)	(122)	327	465
Income (loss) before income taxes and extraordinary charge	16,926	25,181	18,146	2,981	(8,146)	6,525	(11,055)	15,679	20,584	34,323	(12,118)	19,072	11,782	20,319
Income tax expense (benefit)	(8,147)	7,740	7,381	225	(4,973)	3,259	(13,399)	2,688	7,649	9,056	(2,316)	6,335	463	3,175
Income (loss) before extraordinary charge	25,073	17,441	10,765	2,756	(3,174)	3,266	1,252	12,991	12,935	25,267	(9,802)	12,737	11,319	17,144
Extraordinary charge—net of tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss)	$25,073	$17,441	$10,765	$2,756	$(3,174)	$3,266	$1,252	$12,991	12,935	$25,267	$(9,802)	$12,737	$11,319	$17,144

Per Common Share Data: (c)
Income (loss) before extraordinary charge	$0.61	$0.42	$0.26	$0.07	$(0.08)	$0.08	$0.03	$0.32	$0.34	$0.61	$(0.24)	$0.31	$0.28	$0.41
Extraordinary charge—early repayment of debt	—	—	—	—	—	—	—	$—	$—	$—	$—	$—	$—	$—
Net Income (loss)	$0.61	$0.42	$0.26	$0.07	$(0.08)	$0.08	$0.03	$0.32	$0.32	$0.61	$(0.24)	$0.31	$0.28	$0.41
Cash dividends	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015	$0.015
Book value	$10.87	$10.27	$9.86	$9.61	$9.57	$9.68	$9.57	$9.53	$9.27	$8.96	$8.37	$8.63	$8.33	$8.05

Balance Sheet Summary:
Working capital	$199,497	$267,844	$250,893	$171,582	$179,171	$157,980	$149,869	$143,360	$203,350	$177,194	$166,456	$107,508	$124,531	$142,915
Total assets	$1,257,484	$1,278,920	$1,259,111	$1,219,911	$1,221,418	$1,218,365	$1,195,552	$1,153,438	$1,215,695	$1,204,820	$1,176,261	$714,340	$705,420	$686,450
Notes payable and current maturities of long-term debt	$2,680	$2,635	$4,272	$3,525	$4,665	$63,210	$60,126	$5,177	$5,099	$59,022	$63,947	$14,242	$4,657	$4,729
Long-term debt, less current maturities	$415,965	$480,150	$491,825	$434,103	$448,979	$418,064	$410,628	$396,975	$467,242	$444,125	$460,346	$156,546	$165,037	$172,686
Total debt	$418,645	$482,785	$496,096	$437,628	$453,644	$481,274	$470,754	$402,152	$472,341	$503,147	$524,293	$170,788	$169,694	$177,415
Senior secured debt (included in Total Debt)	$118,645	$282,785	$296,096	$237,628	$253,644	$281,274	$270,754	$202,152	$272,341	$412,540	$433,723	$80,256	$79,199	$86,957
Total stockholders’ equity	$446,696	$422,189	$405,330	$395,115	$393,470	$397,910	$393,641	$391,644	$380,932	$368,479	$344,261	$354,676	$342,559	$332,110

Cash Flow Summary:
Operating cash flow	$82,359	$30,693	$(56,617)	$40,617	$60,789	$15,704	$(58,711)	$81,773	$70,581	$48,738	$(47,486)	$16,000	$69,097	$18,298
Depreciation & amortization (d)	$19,934	$18,940	$17,803	$17,510	$18,114	$17,813	$17,647	$17,399	$15,962	$18,608	$12,152	$8,668	$9,279	$9,284
Capital expenditures	$17,429	$11,122	$15,907	$9,116	$23,958	$24,199	$14,898	$17,333	$(7,615)	$59,847	$27,793	$32,607	$35,195	$21,565
Business acquisitions	$4,019	$—	$—	$—	$—	$—	$—	$—	$—	$—	$239,539	$—	$—
Financing activities, net	$(67,049)	$(13,931)	$57,852	$(16,637)	$(28,240)	$9,900	$68,015	$(6,518)	$(31,646)	$(21,804)	$307,193	$436	$(8,628)	$(4,957)

Cashflow Ratios:
EBITDA (e)	$45,592	$53,232	$45,508	$29,594	$16,736	$33,012	$12,415	$41,305	$44,977	$62,664	$6,851	$31,673	$25,020	$34,198
EBITDA (last four qtrs.)	$173,926	$145,070	$124,850	$91,757	$103,468	$131,709	$161,361	$155,798	$146,166	$126,209	$97,742	$113,276	$115,336	$125,705

Key Indicators (as a percentage of net sales):
Gross margin	8.4%	9.4%	5.9%	6.8%	4.9%	7.4%	4.8%	8.8%	9.7%	11.7%	5.4%	12.2%	10.5%	11.9%
Selling, general and administrative expenses	4.8%	5.4%	5.6%	5.1%	5.4%	5.2%	5.5%	5.3%	4.8%	4.7%	6.4%	6.2%	6.3%	5.2%
Operating income (loss)	3.6%	4.0%	0.2%	1.6%	-0.5%	2.2%	-0.7%	3.6%	4.9%	7.0%	-1.0%	6.0%	4.1%	6.7%
Interest expense, net	1.3%	1.4%	1.6%	1.5%	1.1%	1.4%	1.2%	1.3%	1.5%	1.6%	1.3%	1.1%	1.1%	1.3%
Net income (loss)	3.5%	2.7%	1.7%	0.4%	-0.5%	0.5%	0.2%	2.0%	2.0%	3.9%	-1.8%	3.3%	3.0%	4.4%

(a)	The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness. The acquisition has been accounted for as a purchase, and the results of
	operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b)	Fiscal quarter ended January 1, 1999 had 14 weeks.

(c)	Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999. See Note F of the Consolidated Financial Statements of the
	Company included in our Annual Report on Form 10-K filed in year 2001.

(d) Includes amortization of capitalized financing costs of approximately	$414	$307	383	372	369	357	346	$346	$1,105	$281	$268	$207	$251	$372

(e)	“EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as
	indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$25,073	$17,441	$10,765	$2,756	$(3,174)	$3,266	$1,252	$12,991	$12,935	$25,267	$(9,802)	$12,737	$11,319	$17,144
Add:
Extraordinary charge-net of tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income Tax Expense (benefit)	(8,147)	7,740	7,381	225	(4,973)	3,259	(13,399)	2,688	7,649	9,056	(2,316)	6,335	463	3,175
Interest expense, net	9,146	9,417	9,942	9,476	7,137	9,031	7,261	8,573	9,536	10,014	7,085	4,140	4,210	4,967
Depreciation and amortization	19,934	18,940	17,803	17,510	18,114	17,813	17,647	17,399	15,962	18,608	12,152	8,668	9,279	9,284
Minus:
Amortization of capitalized financing costs	414	307	383	372	369	357	346	346	1,105	281	268	207	251	372

EBITDA	$45,592	$53,232	$45,508	$29,594	$16,736	$33,012	$12,415	$41,305	$44,977	$62,664	$6,851	$31,673	$25,020	$34,198

	Quarters ended
	04/01/00	01/01/00	10/02/99	07/03/99	04/03/99	01/02/99(b)	09/26/98	06/27/98	03/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96
	(in thousands except per share data)
Income Statement Data:	*	*		*	*	*		*	*	*
Net sales	$373,260	$354,825	$317,261	$344,160	$329,894	$366,088	$340,712	$328,500	$324,446	$337,887	$341,274	$335,168	$303,401	$297,806
Non-recurring recoveries	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Gross margin	34,029	45,477	46,130	49,415	46,262	43,901	47,126	32,736	26,861	29,380	33,860	27,285	23,085	30,267
Selling, general and administrative expenses	20,747	20,255	17,316	20,203	20,970	17,715	15,682	13,693	15,463	14,009	8,567	14,658	13,425	13,953
Operating income (loss)	13,282	25,222	28,814	29,212	25,292	26,186	31,444	19,043	11,398	15,371	25,293	12,627	9,660	16,314
Interest expense, net	4,699	3,903	4,535	4,308	4,090	4,733	4,824	5,195	5,093	5,036	5,770	5,572	5,284	5,449
Miscellaneous, net	(519)	(198)	1,348	(191)	(261)	88	(212)	(535)	(488)	(463)	595	(128)	(397)	(2,509)
Income (loss) before income taxes and extraordinary charge	9,178	21,507	22,549	25,274	21,624	21,457	26,063	13,970	6,219	10,270	19,142	7,071	4,674	12,937
Income tax expense (benefit)	155	6,649	6,113	6,957	7,044	5,537	5,773	2,135	(549)	(847)	451	(215)	(280)	2,832
Income (loss) before extraordinary charge	9,023	14,858	16,436	18,317	14,580	15,920	20,290	11,835	6,768	11,117	18,691	7,286	4,954	10,105
Extraordinary charge—net of tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss)	$9,023	$14,858	16,436	$18,317	$14,580	$15,920	$20,290	$11,835	$6,768	$11,117	$18,691	$7,286	$4,954	$10,105

Per Common Share Data: (c)
Income (loss) before extraordinary charge	$0.22	$0.36	$0.41	$0.44	$0.35	$0.38	$0.49	$0.29	$0.16	$0.27	$0.45	$0.18	$0.12	$0.24
Extraordinary charge—early repayment of debt	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Income (loss)	$0.22	$0.36	$0.41	$0.44	$0.35	$0.38	$0.49	$0.29	$0.16	$0.27	$0.45	$0.18	$0.12	$0.24
Cash dividends	$0.015	$0.015	$0.015	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010	$0.010
Book value	$7.66	$7.45	$7.11	$6.73	$6.30	$5.95	$5.58	$5.08	$4.82	$4.67	$4.41	$3.97	$3.80	$3.69

Balance Sheet Summary:
Working capital	$139,465	$148,659	$154,242	$158,858	$150,686	$144,981	$147,040	$139,713	$132,518	$114,948	$133,542	$99,829	$98,526	$100,925
Total assets	$665,158	$652,970	$655,762	$657,974	$626,745	$607,365	$601,439	$578,541	$574,805	$564,611	$579,124	$566,725	$531,579	$525,628
Notes payable and current maturities of long-term debt	$5,041	$4,103	$4,353	$7,928	$6,338	$4,629	$5,889	$11,638	$11,589	$8,708	$11,596	$30,884	$33,645	$25,564
Long-term debt, less current maturities	$175,350	$163,230	$183,753	$195,283	$197,971	$185,358	$199,784	$216,741	$219,394	$204,890	$224,743	$210,358	$193,546	$195,957
Total debt	$180,391	$167,333	$188,106	$203,211	$204,309	$189,987	$205,673	$228,379	$230,983	$213,598	$236,339	$241,242	$227,191	$221,521
Senior secured debt (included in Total Debt)	$87,873	$73,931	$94,730	$109,884	$111,019	$96,735	$110,161	$129,149	$131,790	$114,443	$137,221	$142,161	$128,148	$122,461
Total stockholders’ equity	$316,898	$308,496	$294,259	$278,447	$260,543	$246,377	$230,871	$210,369	$199,573	$193,220	$182,516	$164,239	$157,366	$152,826

Cash Flow Summary:
Operating cash flow	$11,588	$31,820	$44,926	$7,086	$(8,009)	$37,449	$52,784	$13,487	$(13,684)	$32,429	$24,710	$15,233	$(6,983)	$16,655
Depreciation & amortization (d)	$8,878	$8,586	$8,546	$8,869	$8,468	$8,653	$8,098	$8,427	$8,014	$8,052	$8,050	$7,517	$7,094	$7,135
Capital expenditures	$20,956	$14,412	$17,479	$13,402	$25,935	$12,833	$14,084	$13,633	$10,449	$15,352	$9,456	$28,613	$7,967	$4,195
Business acquisitions
Financing activities, net	$(30,465)	$21,430	$(15,766)	$(1,548)	$10,618	$(12,938)	$(23,186)	$(15,570)	$29,450	$(23,192)	$(5,356)	$13,600	$5,220	$(13,116)

Cashflow Ratios:
EBITDA (e)	$22,385	$33,733	$35,389	$38,210	$33,921	$34,525	$38,808	$27,308	$19,046	$23,106	$32,800	$19,892	$16,813	$25,276
EBITDA (last four qtrs.)	$129,717	$141,252	$142,045	$145,464	$134,562	$119,688	$108,268	$102,261	$94,844	$92,611	$94,782	$61,981	$42,090	$25,276

Key Indicators (as a percentage of net sales):
Gross margin	9.1%	12.8%	14.5%	14.4%	14.0%	12.0%	13.8%	10.0%	8.3%	8.7%	9.9%	8.1%	7.6%	10.2%
Selling, general and administrative expenses	5.6%	5.7%	5.5%	5.9%	6.4%	4.8%	4.6%	4.2%	4.8%	4.1%	2.5%	4.4%	4.4%	4.7%
Operating income (loss)	3.6%	7.1%	9.1%	8.5%	7.7%	7.2%	9.2%	5.8%	3.5%	4.5%	7.4%	3.8%	3.2%	5.5%
Interest expense, net	1.3%	1.1%	1.4%	1.3%	1.2%	1.3%	1.4%	1.6%	1.6%	1.5%	1.7%	1.7%	1.7%	1.8%
Net income (loss)	2.4%	4.2%	5.2%	5.3%	4.4%	4.3%	6.0%	3.6%	2.1%	3.3%	5.5%	2.2%	1.6%	3.4%

(a)	The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness. The acquisition has been accounted for as a purchase, and the results of
	operations for this acquisition have been included in our consolidated results of operations since the acquisition date.

(b)	Fiscal quarter ended January 1, 1999 had 14 weeks.

(c)	Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999. See Note F of the Consolidated Financial Statements of the
	Company included in our Annual Report on Form 10-K filed in year 2001.

(d) Includes amortization of capitalized financing costs of approximately	$370	$263	$241	$241	$261	$318	$177	$284	$280	$252	$162	$268	$239	$245

(e)	“EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as
	indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$9,023	$14,858	$16,436	$18,317	$14,580	$15,920	$20,290	$11,835	$6,768	$11,117	$18,691	$7,286	$4,954	$10,105
Add:
Extraordinary charge-net of tax	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income Tax Expense (benefit)	155	6,649	6,113	6,957	7,044	5,537	5,773	2,135	(549)	(847)	451	(215)	(280)	2,832
Interest expense, net	4,699	3,903	4,535	4,308	4,090	4,733	4,824	5,195	5,093	5,036	5,770	5,572	5,284	5,449
Depreciation and amortization	8,878	8,586	8,546	8,869	8,468	8,653	8,098	8,427	8,014	8,052	8,050	7,517	7,094	7,135
Minus:
Amortization of capitalized financing costs	370	263	241	241	261	318	177	284	280	252	162	268	239	245

EBITDA	$22,385	$33,733	$35,389	$38,210	$33,921	$34,525	$38,808	$27,308	$19,046	$23,106	$32,800	$19,892	$16,813	$25,276

Pilgrim’s Pride Corporation

Selected Financial Data

for fiscal years ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management's Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

			Fiscal Years ended
	2003	2002	2001 (a)	2000	1999 (b)	1998	1997	1996	1995	1994	1993 (b)	1992
	(in thousands except per share data)
Income Statement Data:
Net sales	$2,619,345	$2,533,718	$2,214,712	$1,499,439	$1,357,403	$1,331,545	$1,277,649	$1,139,310	$931,806	$922,609	$887,843	$817,361
Non-recurring recoveries	(46,479)	(2,951)	—	—	—	—	—	—	—	—	—	—
Gross margin	200,483	165,165	213,950	165,828	185,708	136,103	114,467	70,640	74,144	110,827	106,036	32,802
Selling, general and administrative expenses	136,870	135,261	119,408	85,340	76,204	58,847	50,603	49,136	49,214	50,872	49,934	46,277
Operating income (loss)	63,613	29,904	94,542	80,488	109,504	77,256	63,894	21,504	24,930	59,698	56,345	(12,475)
Interest expense, net	37,981	32,003	30,775	17,779	17,666	20,148	22,075	21,539	17,483	19,175	25,719	22,502
Miscellaneous, net	(37,604)	(5,742)	351	75	984	(1,698)	(2,439)	(1,357)	(249)	(1,666)	(2,455)	(2,265)
Income (loss) before income taxes and extraordinary charge	63,235	1,910	61,861	62,786	90,904	56,522	43,824	(4,533)	2,091	42,448	30,952	(33,712)
Income tax expense (benefit)	7,199	(12,425)	20,724	10,442	25,651	6,512	2,788	2,751	10,058	11,390	9,943	(4,048)
Income (loss) before extraordinary charge	56,036	14,335	41,137	52,344	65,253	50,010	41,036	(7,284)	(7,967)	31,058	21,009	(29,664)
Extraordinary charge—net of tax	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss)	$56,036	$14,335	$41,137	$52,344	65,253	$50,010	$41,036	$(7,284)	$(7,967)	$31,058	$21,009	$(29,664)

Per Common Share Data: (c)
Income (loss) before extraordinary charge	$1.36	$0.35	$1.02	$1.27	$1.58	$1.21	$0.99	$(0.11)*	$(0.19)	$0.75 *	$0.54	$(0.83)
Extraordinary charge—early repayment of debt	$—	$—	$(0.02)	$—	$—	$—	$—	$(0.07)	$—	$—	$(0.03)	$—
Net Income (loss)	$1.36	$0.35	$1.00	$1.27	$158.00	$1.21	$0.99	$(0.18)*	$(0.19)	$0.75 *	$0.51	$(0.83)
Cash dividends	$0.060	$0.060	$0.060	$0.060	$0.045	$0.040	$0.040	$0.040	$0.040	$0.040	$0.020	$0.040
Book value	$10.87	$9.57	$9.27	$8.33	$7.11	$5.58	$4.41	$3.46 *	$3.67	$3.91	$3.20	$2.71

Balance Sheet Summary:
Working capital	$199,497	$179,171	$203,450	$124,531	$154,242	$147,040	$133,542	$88,455	$88,395	$99,724	$72,688	$11,227
Total assets	$1,257,484	$1,221,418	$1,215,695	$705,420	$655,762	$601,439	$579,124	$536,722	$497,604	$438,683	$422,846	$434,566
Notes payable and current maturities of long-term debt	$2,680	$4,665	$5,099	$4,657	$4,353	$5,889	$11,596	$35,850	$18,187	$4,493	$25,643	$86,424
Long-term debt, less current maturities	$415,965	$448,979	$467,242	$165,037	$183,753	$199,784	$224,743	$198,334	$182,988	$152,631	$159,554	$131,534
Total debt	$418,645	$453,644	$472,341	$169,694	$188,106	$205,673	$236,339	$234,184	$201,175	$157,124	$185,197	$217,958
Senior secured debt (included in Total Debt)	$118,645	$253,644	$272,341	$79,199	$94,730	$110,161	$137,221	$134,914	$101,753	$58,454	$86,677	$167,958
Total stockholders' equity	$446,696	$393,470	$380,932	$342,559	$294,259	$230,871	$182,516	$143,135	$152,074	$161,696	$132,293	$112,112

Cash Flow Summary:
Operating cash flow	$97,053	$99,555	$87,833	$130,803	$81,452	$85,016	$49,615	$11,391	$32,712	$60,664	$44,970	$(1,573)
Depreciation & amortization (d)	$74,187	$70,973	$55,390	$36,027	$34,536	$32,591	$29,796	$28,024	$26,127	$25,177	$26,034	$24,090
Capital expenditures	$53,574	$80,388	$112,632	$92,128	$69,649	$53,518	$50,231	$34,314	$35,194	$25,547	$15,201	$18,043
Business acquisitions	$4,019	$—	$239,539	$—	$—	$—	$—	$—	$36,178	$—	$—	$—
Financing activities, net	$(39,765)	$(21,163)	$254,382	$(22,619)	$(19,634)	$(32,498)	$348	$27,313	$40,173	$(30,291)	$(40,339)	$25,110

Cashflow Ratios:
EBITDA (e)	$173,927	$103,469	$147,599	$115,356	$142,043	$108,268	$94,604	$47,849	$44,455	$85,434	$81,105	$12,380
EBITDA /interest expense, net	4.58	3.23	4.80	6.49	8.04	5.37	4.29	2.22	2.85	4.36	3.08	0.48

Key Indicators (as a percentage of net sales):
Gross margin	7.7%	6.5%	9.7%	11.1%	13.7%	10.2%	9.0%	6.2%	8.0%	12.0%	11.9%	4.0%
Selling, general and administrative expenses	5.2%	5.3%	5.4%	5.7%	5.6%	4.4%	4.0%	4.3%	5.3%	5.5%	5.6%	5.7%
Operating income (loss)	2.4%	1.2%	4.3%	5.4%	8.1%	5.8%	5.0%	1.9%	2.7%	6.5%	6.3%	-1.6%
Interest expense, net	1.5%	1.3%	1.4%	1.2%	1.3%	1.5%	1.7%	1.9%	1.9%	2.1%	2.9%	2.8%
Net income (loss)	2.1%	0.6%	1.9%	3.5%	4.8%	3.8%	3.2%	-0.6%	-0.9%	3.4%	2.4%	-3.6%
(a)	The Company acquired WLR Foods on January 27, 2001 for $239.5 million and the assumption of $45.5 million of indebtedness. The acquisition has been accounted for as
	a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since the acquisition date.
(b)	Fiscal 1999 and 1993 had 53 weeks.
(c)	Historical per share amounts represent both basic and diluted and have been restated to give effect to a stock dividend issued on July 30, 1999. See Note F of the
	Consolidated Financial Statements of the Company included in our Annual Report on Form 10-K filed in year 2001.
(d) Includes amortization of capitalized financing costs of approximately	$1,476	$1,417	$1,860	$1,236	$1,063	$993	$1,091	1761	1100	1300	1600	500
(e)	“EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures
	of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$56,036	$14,335	$41,137	$52,344	$65,253	$50,010	$41,036	$(7,284)	$(7,967)	$31,058	$21,009	$(29,664)
Add:
Income Tax Expense (benefit)	7,199	(12,425)	20,724	10,442	25,651	6,512	2,788	2,751	10,058	11,390	9,943	(4,048)
Interest expense, net	37,981	32,003	30,775	17,779	17,666	20,148	22,075	21,539	17,483	19,175	25,719	22,502
Depreciation and amortization	74,187	70,973	55,390	36,027	34,536	32,591	29,796	28,024	26,127	25,177	26,034	24,090
Minus:
Amortization of capitalized financing costs	1,476	1,417	1,860	1,236	1,063	993	913	1,761	1,246	1,366	1,600	500

EBITDA	$173,927	$103,469	$146,166	$115,356	$142,043	$108,268	$94,782	$43,269	$44,455	$85,434	$81,105	$12,380

Pilgrim’s Pride Corporation

Statistical Management Discussion and Analysis

for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management's Discussion and Analysis of Results of Operations and Financial Condition” included in our SEC filings.

						Quarters Ended
	09/27/03	06/28/03	03/29/03	12/28/02	09/28/02	06/29/02	03/30/02	12/29/01	09/29/01
United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$489,937	$435,848	$422,493	$390,034	$417,387	$427,325	$398,608	$405,738	$427,191
U.S. Chicken Sales divided by U.S. Chicken Net Pounds Produced	$0.7504	$0.6924	$0.7255	$0.6617	$0.6883	$0.6934	$0.6872	$0.7075	$0.7470

U.S. Chicken Net Pounds Produced (000’s)	652,871	629,496	582,383	589,433	606,383	616,274	580,037	573,464	571,867

Other Operations:
Other Sales (000’s)	56,141	49,819	52,801	48,523	52,846	48,330	49,543	42,972	45,843

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	546,078	485,667	475,294	438,557	470,233	475,655	448,151	448,710	473,034

U.S. Chicken & Other Operating Income (000’s)	41,511	26,734	1,628	(10,379)	4,442	13,138	3,701	9,355	27,700
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	7.60%	5.50%	0.34%	-2.37%	0.94%	2.76%	0.83%	2.08%	5.86%

Turkey

U.S. Turkey Sales (000’s)	76,603	72,289	62,407	94,379	82,832	76,656	72,226	116,404	88,615
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.7753	$0.6617	$0.5672	$0.9047	$0.8353	$0.7304	$0.6222	$1.0311	$0.7896

U.S. Turkey Operating Income (000’s)	(23,669)	(19,726)	(15,403)	(14,268)	(10,883)	(5,614)	(7,559)	5,503	2,406
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-30.90%	-27.29%	-24.68%	-15.12%	-13.14%	-7.32%	-10.47%	4.73%	2.72%

U.S. Turkey Net Pounds Produced (000’s)	98,806	109,252	110,024	104,321	99,165	104,946	116,074	112,896	112,233

U.S. Summary

U.S. Sales (000’s)	622,681	557,956	537,701	532,936	553,065	552,311	520,377	565,114	561,649
U.S. Cost of Sales (000’s)	580,392	522,326	522,291	517,183	531,360	517,671	0	522,513	507,112
U.S. Gross Margin (000’s)	42,289	35,630	15,410	15,753	21,705	34,640	23,081	42,601	54,537
U.S. Gross Margin as a percent of U.S. Sales	6.79%	6.39%	2.87%	2.96%	3.92%	6.27%	4.44%	7.54%	9.71%

U.S. Selling, General and Administrative Expenses (000’s)	24,447	28,622	29,185	26,013	28,146	27,116	26,939	27,743	24,431
U.S. Selling, General and Administrative Expenses as a percent of U.S. Sales	3.93%	5.13%	5.43%	4.88%	5.09%	4.91%	5.18%	4.91%	4.35%

U.S. Operating Income (000’s)	17,842	7,008	(13,775)	(10,260)	(6,441)	7,524	(3,858)	14,858	30,106
U.S. Operating Income as a percent of U.S. Sales	2.87%	1.26%	-2.56%	-1.93%	-1.16%	1.36%	-0.74%	2.63%	5.36%

Mexico

Chicken Operations:
Mexico Chicken Sales (000’s) ©	82,366	88,600	90,247	88,092	81,260	80,307	75,674	86,528	76,054
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5331	$0.6175	$0.5759	$0.5898	$0.5984	$0.6177	$0.5820	$0.5812	$0.5455

Mexico Other Operations:
Mexico Other Sales (000’s) (c)	4,424	5,321	2,644	6,377	5,494	4,498	4,702	4,388	3,548

Mexico Chicken Operating Income (000’s)	(2,597)	8,830	3,872	6,214	3,276	5,831	(514)	8,471	1,011
Mexico Operating Income as a percent of Mexico Chicken Sales	-2.99%	9.40%	4.17%	6.58%	3.78%	6.88%	-0.64%	9.32%	1.27%

Mexico Net Pounds Produced (000’s)	154,518	143,474	156,717	149,356	135,789	130,012	130,027	148,876	139,415

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	572,303	524,448	512,740	478,126	498,647	507,632	474,282	492,266	503,245
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7088	$0.6785	$0.6937	$0.6472	$0.6719	$0.6802	$0.6679	$0.6815	$0.7075

Chicken Net Pounds Produced from all Divisions (000’s)	807,389	772,970	739,100	738,789	742,172	746,286	710,064	722,340	711,282

Other Operations:
Other Sales (000’s)©	60,565	55,140	55,445	54,900	58,340	52,828	54,245	47,360	49,391

Totals All Operations:
Total Net Sales (000’s)	709,471	651,877	630,592	627,405	639,819	637,116	600,753	656,030	641,251
Total Cost of Sales (000’s)	660,084	600,932	604,919	599,406	608,213	590,808	572,122	598,166	579,307
Gross Margin from all operations (000’s)	49,387	50,945	25,673	27,999	31,606	46,308	28,631	57,864	61,944
Gross Margin from all operations as a percent of Total Net Sales	6.96%	7.82%	4.07%	4.46%	4.94%	7.27%	4.77%	8.82%	9.66%

Total Selling, General and Administrative Expenses (000’s)	34,142	35,107	35,576	32,045	34,771	32,953	33,003	34,535	30,827
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.81%	5.39%	5.64%	5.11%	5.43%	5.17%	5.49%	5.26%	4.81%

Operating Income from all operations (000’s)	15,245	15,838	(9,903)	(4,046)	(3,165)	13,355	(4,372)	23,329	31,117
Operating Income from all operations as a percent of Total Net Sales	2.15%	2.43%	1.57%	-0.64%	-0.49%	2.10%	-0.73%	3.56%	4.85%

Avian Influenza Reimbursement (000’s)	10,434	67	1,749	14,301		—	—	—	—
Vitamin Settlements (000’s)	43	10,235	9,564	86	65	691	—	—	—
Total Adjustments (000’s)	10,477	10,302	11,313	14,387	65	691	—	—	—

Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	25,722	26,140	1,410	10,341	(3,100)	14,046	(4,372)	23,329	31,117
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	3.63%	4.01%	0.22%	1.65%	-0.48%	2.20%	-0.73%	3.56%	4.85%

(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)	14 week Quarter.

(c)	Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$—	$—	$—	$—	$123	$—	$—	$—	$7

	Quarters Ended
	06/30/01	03/31/01(a)	12/30/00	09/30/00	07/01/00	04/01/00	01/01/00	10/02/99	07/03/99
United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$422,985	$356,341	$265,824	$263,549	$282,973	$253,687	$250,178	$249,181	$254,794
U.S. Chicken Sales divided by U.S. Chicken Net Pounds Produced	$0.7232	$0.7096	$0.7221	$0.7173	$0.7187	$0.6624	$0.7140	$0.7220	$0.7317

U.S. Chicken Net Pounds Produced (000’s)	584,896	502,173	368,143	367,431	393,755	382,955	350,409	345,141	348,232

Other Operations:
Other Sales (000’s)	45,719	46,568	41,725	36,706	27,940	42,843	34,201	32,151	26,461

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	468,704	402,909	307,552	300,255	310,913	296,530	284,379	281,332	281,255

U.S. Chicken & Other Operating Income (000’s)	26,822	1,795	18,436	8,411	12,909	3,502	21,106	25,619	22,076
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	5.72%	0.45%	5.99%	2.80%	4.15%	1.18%	7.42%	9.11%	7.85%

Turkey

U.S. Turkey Sales (000’s)	87,380	62,840	—	—	—	—	—	—	—
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.7875	$0.8282	—	—	—	—	—	—	—

U.S. Turkey Operating Income (000’s)	3,750	(1,867)	—	—	—	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	4.29%	-2.97%	—	—	—	—	—	—	—

U.S. Turkey Net Pounds Produced (000’s)	110,958	75,879	—	—	—	—	—	—	—

U.S. Summary

U.S. Sales (000’s)	556,084	465,749	307,552	300,255	310,913	296,530	284,379	281,332	281,255
U.S. Cost of Sales (000’s)	501,065	436,038	270,315	273,604	282,676	276,987	247,149	242,313	243,018
U.S. Gross Margin (000’s)	55,019	29,711	37,237	26,651	28,237	19,543	37,230	39,019	38,236
U.S. Gross Margin as a percent of U.S. Sales	9.89%	6.38%	12.11%	8.88%	9.08%	6.59%	13.09%	13.87%	13.59%

U.S. Selling, General and Administrative Expenses (000’s)	24,448	29,783	18,801	18,240	15,328	16,041	16,124	13,399	16,160
U.S. Selling, General and Administrative Expenses as a percent of U.S. Sales	4.40%	6.39%	6.11%	6.07%	4.93%	5.41%	5.67%	4.76%	5.75%

U.S. Operating Income (000’s)	30,571	(72)	18,436	8,411	12,909	3,502	21,106	25,619	22,076
U.S. Operating Income as a percent of U.S. Sales	5.50%	-0.02%	5.99%	2.80%	4.15%	1.18%	7.42%	9.11%	7.85%

Mexico

Chicken Operations:
Mexico Chicken Sales (000’s) ©	84,078	70,447	72,853	73,176	75,686	71,804	64,939	60,244	57,870
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6411	$0.5039	$0.5222	$0.5634	$0.6585	$0.6309	$0.5141	$0.4746	$0.5505

Mexico Other Operations:
Mexico Other Sales (000’s) (c)	5,674	5,397	5,627	5,945	5,380	4,926	5,507	5,685	5,035

Mexico Chicken Operating Income (000’s)	13,767	(5,201)	2,580	7,225	13,439	9,779	4,116	3,195	7,136
Mexico Operating Income as a percent of Mexico Chicken Sales	15.34%	-6.86%	3.29%	9.13%	16.58%	12.74%	5.84%	4.85%	11.34%

Mexico Net Pounds Produced (000’s)	131,152	139,799	139,510	129,877	114,931	113,805	126,313	126,948	105,117

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	507,063	426,788	338,677	336,725	358,659	325,491	315,117	309,425	312,664
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7081	$0.6648	$0.6671	$0.6771	$0.7051	$0.6552	$0.6610	$0.6554	$0.6897

Chicken Net Pounds Produced from all Divisions (000’s)	716,048	641,972	507,653	497,308	508,686	496,760	476,722	472,089	453,349

Other Operations:
Other Sales (000’s)©	51,393	51,965	47,352	42,651	33,320	47,769	39,708	37,836	31,496

Totals All Operations:
Total Net Sales (000’s)	645,836	541,593	386,032	379,375	391,979	373,260	354,825	347,261	344,160
Total Cost of Sales (000’s)	571,360	512,377	341,061	339,718	345,314	339,231	309,348	301,131	294,745
Gross Margin from all operations (000’s)	74,476	29,216	44,971	39,658	46,665	34,029	45,477	46,131	49,415
Gross Margin from all operations as a percent of Total Net Sales	11.53%	5.39%	11.65%	10.45%	11.90%	9.12%	12.82%	13.28%	14.36%

Total Selling, General and Administrative Expenses (000’s)	30,138	34,488	23,955	24,022	20,316	20,747	20,255	17,316	20,203
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	4.67%	6.37%	6.21%	6.33%	5.18%	5.56%	5.71%	4.99%	5.87%

Operating Income from all operations (000’s)	44,338	(5,272)	21,016	15,636	26,349	13,282	25,222	28,814	29,212
Operating Income from all operations as a percent of Total Net Sales	6.87%	-0.97%	5.44%	4.12%	6.72%	3.56%	7.11%	8.30%	8.49%

Avian Influenza Reimbursement (000’s)	—	—	—	—	—	—	—	—	—
Vitamin Settlements (000’s)	1,149	—	2,195	—	—	—	—	—	—
Total Adjustments (000’s)	1,149	—	2,195	—	—	—	—	—	—

Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	45,487	(5,272)	23,211	15,636	26,349	13,282	25,222	28,814	29,212
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	7.04%	-0.97%	6.01%	4.12%	6.72%	3.56%	7.11%	8.30%	8.49%

(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)	14 week Quarter.

(c)	Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$10	$10	$10	$146	$132	$122	$135	$—	$—

	Quarters Ended
	04/03/99	01/02/99(b)	09/26/98	06/27/98	03/28/98	12/27/97	09/27/97	6/28/97	03/29/97	12/28/96
United States
Chicken Operations:
U.S. Chicken Sales (000’s)	$236,673	$222,848	$243,772	$228,719	$218,268	$218,634	$233,779	$227,111	$204,128	$193,147
U.S. Chicken Sales divided by U.S. Chicken Net Pounds Produced	$0.6953	$0.6517	$0.7828	$0.7196	$0.6908	$0.6816	$0.7017	$0.6926	$0.7090	$0.7163

U.S. Chicken Net Pounds Produced (000’s)	340,387	341,931	311,428	317,849	315,948	320,773	333,184	327,928	287,915	269,655

Other Operations:
Other Sales (000’s)	36,690	44,105	34,391	32,656	36,074	40,942	34,382	33,619	38,095	38,391

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000’s)	273,363	266,953	278,163	261,375	254,342	259,576	268,161	260,730	242,223	231,538

U.S. Chicken & Other Operating Income (000’s)	21,741	18,741	22,266	8,434	3,104	2,473	10,300	4,622	4,031	10,369
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	7.95%	7.02%	8.00%	3.23%	1.22%	0.95%	3.84%	1.77%	1.66%	4.48%

Turkey

U.S. Turkey Sales (000’s)	—	—	—	—	—	—	—	—	—	—
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	—	—	—	—	—	—	—	—	—	—

U.S. Turkey Operating Income (000’s)	—	—	—	—	—	—	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	—	—	—	—	—	—	—	—	—	—

U.S. Turkey Net Pounds Produced (000’s)	—	—	—	—	—	—	—	—	—	—

U.S. Summary

U.S. Sales (000’s)	273,363	266,953	278,163	261,375	254,342	259,576	268,161	260,730	242,223	231,538
U.S. Cost of Sales (000’s)	234,533	234,667	244,055	241,956	239,915	246,985	253,014	244,820	227,462	210,213
U.S. Gross Margin (000’s)	38,830	32,287	34,108	19,419	14,427	12,591	15,147	15,910	14,761	21,325
U.S. Gross Margin as a percent of U.S. Sales	14.20%	12.09%	12.26%	7.43%	5.67%	4.85%	5.65%	6.10%	6.09%	9.21%

U.S. Selling, General and Administrative Expenses (000’s)	17,089	13,545	11,842	10,985	11,323	10,118	4,847	11,288	10,730	10,956
U.S. Selling, General and Administrative Expenses as a percent of U.S. Sales	6.25%	5.07%	4.26%	4.20%	4.45%	3.90%	1.81%	4.33%	4.43%	4.73%

U.S. Operating Income (000’s)	21,741	18,741	22,266	8,434	3,104	2,473	10,300	4,622	4,031	10,369
U.S. Operating Income as a percent of U.S. Sales	7.95%	7.02%	8.00%	3.23%	1.22%	0.95%	3.84%	1.77%	1.66%	4.48%

Mexico

Chicken Operations:
Mexico Chicken Sales (000’s) ©	51,805	63,613	55,508	59,945	63,333	78,311	73,113	74,438	61,178	66,268
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5290	$0.5022	$0.6025	$0.6491	$0.6253	$0.6803	$0.6612	$0.6916	$0.5959	$0.6538

Mexico Other Operations:
Mexico Other Sales (000’s) (c)	4,726	5,522	7,040	7,180	6,771	7,823

Mexico Chicken Operating Income (000’s)	3,551	7,445	9,178	10,608	8,294	12,898	14,993	8,005	5,630	5,945
Mexico Operating Income as a percent of Mexico Chicken Sales	6.28%	10.77%	14.67%	15.80%	11.83%	16.47%	20.51%	10.75%	9.20%	8.97%

Mexico Net Pounds Produced (000’s)	97,927	126,657	92,135	92,350	101,276	115,118	110,570	107,635	102,663	101,357

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000’s)	288,478	286,461	299,280	288,664	281,601	289,122	306,892	301,549	265,306	259,415
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6582	$0.6113	$0.7416	$0.7037	$0.6749	$0.6633	$0.6916	$0.6923	$0.6793	$0.6992

Chicken Net Pounds Produced from all Divisions (000’s)	438,314	468,588	403,563	410,199	417,224	435,891	443,754	435,563	390,578	371,012

Other Operations:
Other Sales (000’s)©	41,416	49,627	41,431	39,836	42,845	48,765	34,382	33,619	38,095	38,391

Totals All Operations:
Total Net Sales (000’s)	329,894	336,088	340,711	328,500	324,446	337,887	341,274	335,168	303,401	297,806
Total Cost of Sales (000’s)	283,632	292,187	293,586	295,764	297,585	308,507	307,414	307,883	280,316	267,539
Gross Margin from all operations (000’s)	46,262	43,900	47,125	32,736	26,861	29,380	33,860	27,285	23,085	30,267
Gross Margin from all operations as a percent of Total Net Sales	14.02%	13.06%	13.83%	9.97%	8.28%	8.70%	9.92%	8.14%	7.61%	10.16%

Total Selling, General and Administrative Expenses (000’s)	20,970	17,715	15,681	13,694	15,463	14,009	8,567	14,658	13,425	13,953
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	6.36%	5.27%	4.60%	4.17%	4.77%	4.15%	2.51%	4.37%	4.42%	4.69%

Operating Income from all operations (000’s)	25,292	26,186	31,444	19,042	11,398	15,371	25,293	12,627	9,660	16,314
Operating Income from all operations as a percent of Total Net Sales	7.67%	7.79%	9.23%	5.80%	3.51%	4.55%	7.41%	3.77%	3.18%	5.48%

Avian Influenza Reimbursement (000’s)	—	—	—	—	—	—	—	—	—	—
Vitamin Settlements (000’s)	—	—	—	—	—	—	—	—	—	—
Total Adjustments (000’s)	—	—	—	—	—	—	—	—	—	—

Consolidated Adjusted Chicken and Turkey Operating Income (000’s)	25,292	26,186	31,444	19,042	11,398	15,371	25,293	12,627	9,660	16,314
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	7.67%	7.79%	9.23%	5.80%	3.51%	4.55%	7.41%	3.77%	3.18%	5.48%

(a)	The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)	14 week Quarter.

(c)	Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.
Amounts reclassified by quarter were:	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Pilgrim’s Pride Corporation

Statistical Management Discussion and Analysis

for fiscal years ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and “Management's Discussion and Analysis of Results of Operations and Financial Condition included in our SEC filings.”

			Year to date
	09/27/03	09/28/02	9/29/01(a)	09/30/00	10/02/99	09/26/98	09/27/97

United States
Chicken Operations:
U.S. Chicken Sales	1,738,312	1,649,058	1,472,340	1,050,387	963,496	914,352	858,165
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7083	$0.6944	$0.7263	$0.7028	$0.7004	$0.7222	$0.7042
U.S. Chicken Net Pounds Produced (000's)	2,454,183	2,374,765	2,027,079	1,494,550	1,375,691	1,265,998	1,218,682

Other Operations:
Other Sales	207,284	193,691	179,859	141,690	139,406	139,106	144,487

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales	4,192,495	1,842,749	1,652,199	1,192,077	1,102,902	1,053,458	1,002,652

U.S. Chicken & Other Operating Income	73,880	29,711	78,097	45,928	88,177	36,278	29,320
Operating Income as a percent of U.S. Chicken Sales	1.76%	1.61%	4.73%	3.85%	8.00%	3.44%	2.92%

Turkey
U.S. Turkey Sales	305,678	348,118	238,835	—	—	—	—
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$0.7237	$0.8098	$0.8067	—	—	—	—
U.S. Turkey Operating Income	(73,065)	(19,823)	4,289	—	—	—	—
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-23.90%	-5.69%	1.80%	—	—	—	—
U.S. Turkey Net Pounds Produced	422,402	429,904	296,069	—	—	—	—

U.S. Summary
U.S. Sales	2,251,274	2,190,867	1,891,034	1,192,077	1,102,902	1,053,458	1,002,652
U.S. Cost of Sales	2,142,192	2,071,035	1,711,186	1,080,416	954,531	972,912	935,509
U.S. Gross Margin	109,082	119,832	179,848	111,660	148,371	80,546	67,143
U.S. Gross Margin as a percent of U.S. Sales	4.85%	5.47%	9.51%	9.37%	13.45%	7.65%	6.70%
U.S. Selling, General and Administrative Expenses	108,267	109,945	97,462	65,732	60,194	44,268	37,823
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.81%	5.02%	5.15%	5.51%	5.46%	4.20%	3.77%
U.S. Operating Income	815	9,888	82,386	45,928	88,177	36,278	29,320
U.S. Operating Income as a percent of U.S. Sales	0.04%	0.45%	4.36%	3.85%	8.00%	3.44%	2.92%

Mexico
Chicken Operations:
Mexico Chicken Sales (b)	349,305	323,769	303,433	285,605	233,074	249,104	274,997
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.5783	$0.6004	$0.5518	$0.5890	$0.5104	$0.6211	$0.6513

Mexico Other Operations:
Mexico Other Sales (b)	18,766	19,082	20,245	21,757	21,426	28,983

Mexico Chicken Operating Income	16,319	17,064	12,156	34,560	21,327	40,978	34,574
Mexico Operating Income as a percent of Mexico Chicken Sales	4.67%	4.98%	3.76%	11.24%	8.38%	14.74%	12.57%

Mexico Net Pounds Produced	604,065	539,266	549,876	484,926	456,649	401,075	422,224

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions	2,087,617	1,972,827	1,775,773	1,335,992	1,196,570	1,163,456	1,133,162
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.6826	$0.6770	$0.6891	$0.6749	$0.6530	$0.6979	$0.6906

Chicken Net Pounds Produced from all Divisions	3,058,248	2,914,031	2,576,955	1,979,476	1,832,340	1,667,073	1,640,906

Other Operations:
Other Sales (b)	226,050	212,773	200,104	163,447	160,832	168,089	144,487

Totals All Operations:
Total Net Sales	2,619,345	2,533,718	2,214,712	1,499,439	1,357,403	1,331,545	1,277,649
Total Cost of Sales	2,465,341	2,371,505	2,000,762	1,333,611	1,171,694	1,195,442	1,163,152
Gross Margin from all operations	154,004	162,214	213,950	165,828	185,708	136,103	114,497
Gross Margin from all operations as a percent of Total Net Sales	5.88%	6.40%	9.66%	11.06%	13.68%	10.22%	8.96%

Total Selling, General and Administrative Expenses	136,870	135,262	119,408	85,340	76,204	58,847	50,603
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.23%	5.34%	5.39%	5.69%	5.61%	4.42%	3.96%

Operating Income from all operations	17,134	29,904	94,542	80,488	109,504	77,256	63,894
Operating Income from all operations as a percent of Total Net Sales	0.65%	1.18%	4.27%	5.37%	8.07%	5.80%	5.00%

Avian Influenza Reimbursement (000's)	26,551	—	—	—	—	—	—
Vitamin Settlements (000's)	19,928	2,952	—	—	—	—	—
Total Adjustments (000'S)	46,479	2,952	—	—	—	—	—

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	63,613	32,856	94,542	80,488	109,504	77,256	63,894
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	2.43%	1.30%	4.27%	5.37%	8.07%	5.80%	5.00%

(a)        The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operating since January 27, 2001, the acquisition date.

(b) Certain item previously classified under Mexico have been reclassified under sale of other products-Mexico.

Amounts reclassified by year were:		$123	$36	$534	$457	$169